UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4, 2013

Keryx Biopharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30929	13-4087132
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Lexington Avenue

New York, New York 10022

(Address of Principal Executive Offices)

(212) 531-5965

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02.	Results of Operations and Financial Condition.

On November 4, 2013, Keryx Biopharmaceuticals, Inc. (“Keryx”) issued a press release announcing its results of operations for the third quarter ended September 30, 2013. Keryx also announced that on November 5, 2013 at 8:30am ET, Keryx will host an investor conference call to discuss Keryx’s top-line results (see Item 8.01 below) at which Keryx will also briefly discuss its third quarter financial results. A copy of such press release is being furnished as Exhibit 99.1 to this report.

Item 8.01.	Other Events.

On November 4, 2013, Keryx announced that it will host a conference call on November 5, 2013, at 8:30am ET to review the top-line results from the Phase 2 study of Zerenex™ (ferric citrate coordination complex), Keryx’s ferric iron-based phosphate binder drug candidate, in the management of elevated serum phosphorus and iron deficiency in anemic patients with Stage 3 to 5 non-dialysis dependent chronic kidney disease. A copy of such press release is being furnished as Exhibit 99.2 to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keryx Biopharmaceuticals, Inc.
(Registrant)

Date: November 4, 2013

	By:	/s/ James F. Oliviero
James F. Oliviero, CFA
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated November 4, 2013.

99.2	Press Release dated November 4, 2013.